UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
_____________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 13, 2013
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Forest City Enterprises, Inc.
(Exact name of registrant as specified in its charter)
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Ohio (State or other jurisdiction of incorporation or organization)	1-4372 (Commission File Number)	34-0863886 (I.R.S. Employer Identification No.)

Terminal Tower, 50 Public Square Suite 1100, Cleveland, Ohio		44113
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 216-621-6060

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) As noted in item 5.07 below, at the Annual Meeting of Shareholders of Forest City Enterprises, Inc. (the “Company”) held on June 13, 2013 (the “Annual Meeting”), the Company's shareholders approved amendments and restatements of the Executive Short-Term Incentive Plan (“STIP”), Executive Long-Term Incentive Plan (“LTIP”) and 1994 Stock Plan (the “Stock Plan”). Descriptions of the material terms of the STIP, LTIP and Stock Plan are set forth on pages 55 through 66 of the Company's Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 30, 2013 and are incorporated herein by reference. The descriptions of the STIP, LTIP and Stock Plan are qualified in their entirety by reference to the STIP, LTIP and Plan, which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference.

The Stock Plan was amended and restated to: (i) increase the shares of Class A common stock available for issuance by 5,000,000; (ii) extend the term during which awards may be granted under the Stock Plan through March 13, 2023; (iii) remove the cap on the aggregate number of shares of Class A common stock that can be issued as restricted shares, or in payment of restricted stock units or performance shares; (iv) revise the limit on the aggregate number of shares of Class A common stock that can be issued pursuant to incentive stock options within the meaning of Section 422 of the Internal Revenue Code, as amended (the “Code”); (v) revise the annual per-person limits on certain awards, including awards intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code and (vi) revise the list of management objectives that may be used with respect to certain awards that intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code.

The amended and restated forms of the Company's Restricted Stock Agreement, Performance Shares Agreement, Incentive and Nonqualified Stock Option Agreement, Restricted Shares Agreement for Nonemployee Directors and Nonqualified Stock Option Agreement for Nonemployee Directors are attached hereto as Exhibits 10.4, 10.5, 10.6, 10.7 and 10.8, respectively, and incorporated herein by reference. The forms of the agreements contained no material amendments and were amended and restated to align with the Stock Plan, as approved by the shareholders at the Annual Meeting.

In addition, the Company's Board of Directors amended and restated the Senior Management Short-Term Incentive Plan (the "Senior Management STIP") and Senior Management Long-Term Incentive Plan (the "Senior Management LTIP"). None of the Company's named executive officers participate in Senior Management STIP or the Senior Management LTIP. The Senior Management STIP and Senior Management LTIP are included as Exhibits 10.9 and 10.10 to this Form 8-K and are incorporated herein by reference.

Item 5.07 - Submission of Matters to a Vote of Security Holders

At the Annual Meeting, 155,725,836 shares of Class A common stock representing 155,725,836 votes and 19,988,185 shares of Class B common stock representing 199,881,850 votes were represented in person or by proxy. These shares represented a quorum. The matters presented to shareholders for vote at the Annual Meeting and the voting tabulation for each such matter were as follows:

1:    The election of four (4) directors by holders of Class A common stock and the election of nine (9) directors by holders of Class B common stock, each to hold office until the next annual shareholders' meeting and until a successor is elected and qualified.

	For	Withheld	Broker Non-Votes
Class A Nominees
Arthur F. Anton	149,885,904	1,494,538	4,345,394
Scott S. Cowen	147,659,085	3,721,357	4,345,394
Michael P. Esposito, Jr.	144,098,454	7,281,988	4,345,394
Stan Ross	149,736,138	1,644,304	4,345,394

Class B Nominees
Kenneth J. Bacon	194,355,760	277,200	5,248,890
Deborah L. Harmon	194,535,760	97,200	5,248,890
David J. LaRue	194,535,820	97,140	5,248,890
Brian J. Ratner	194,527,820	105,140	5,248,890
Bruce C. Ratner	194,527,820	105,140	5,248,890
Charles A. Ratner	194,527,820	105,140	5,248,890
Deborah Ratner Salzberg	194,527,820	105,140	5,248,890
Ronald A. Ratner	194,527,820	105,140	5,248,890
Louis Stokes	194,517,760	115,200	5,248,890

2:    The approval (on an advisory, non-binding basis) of the compensation of the Company's named executive officers.

	For	Against	Abstain	Broker Non-Votes
Combined Class A and Class B	341,361,750	4,583,299	68,353	9,594,284

3:    The approval of the amendment and restatement of the Executive Short-Term Incentive Plan.

	For	Against	Abstain	Broker Non-Votes
Combined Class A and Class B	344,153,215	1,765,313	94,874	9,594,284

4:    The approval of the amendment and restatement of the Executive Long-Term Incentive Plan.

	For	Against	Abstain	Broker Non-Votes
Combined Class A and Class B	344,157,639	1,750,918	104,845	9,594,284

5:    The approval of the amendment and restatement of the 1994 Stock Plan.

	For	Against	Abstain	Broker Non-Votes
Combined Class A and Class B	313,076,158	32,858,825	78,419	9,594,284

6:    Ratification of PricewaterhouseCoopers LLP as independent registered public accounting firm for the Company for the eleven months ending December 31, 2013.

	For	Against	Abstain
Combined Class A and Class B	354,834,622	685,491	87,573

Item 9.01 - Financial Statements and Exhibits

Exhibit Number		Description
10.1	—	Forest City Enterprises, Inc. Executive Short-Term Incentive Plan (As Amended and Restated)
10.2	—	Forest City Enterprises, Inc. Executive Long-Term Incentive Plan (As Amended and Restated)
10.3	—	Forest City Enterprises, Inc. 1994 Stock Plan (As Amended and Restated)
10.4	—	Amended and Restated Form of Forest City Enterprises, Inc. Restricted Stock Agreement
10.5	—	Amended and Restated Form of Forest City Enterprises, Inc. Performance Shares Agreement
10.6	—	Amended and Restated Form of Incentive and Nonqualified Stock Option Agreement
10.7	—	Amended and Restated Form of Forest City Enterprises, Inc. Restricted Shares Agreement for Nonemployee Directors
10.8	—	Amended and Restated Form of Forest City Enterprises, Inc. Nonqualified Stock Option Agreement for Nonemployee Directors
10.9	—	Forest City Enterprises, Inc. Senior Management Short-Term Incentive Plan (As Amended and Restated)
10.10	—	Forest City Enterprises, Inc. Senior Management Long-Term Incentive Plan (As Amended and Restated)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST CITY ENTERPRISES, INC.

Date:	June 17, 2013	By:	/s/ ROBERT G. O'BRIEN
		Name:	Robert G. O’Brien
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number		Description
10.1	—	Forest City Enterprises, Inc. Executive Short-Term Incentive Plan (As Amended and Restated)
10.2	—	Forest City Enterprises, Inc. Executive Long-Term Incentive Plan (As Amended and Restated)
10.3	—	Forest City Enterprises, Inc. 1994 Stock Plan (As Amended and Restated)
10.4	—	Amended and Restated Form of Forest City Enterprises, Inc. Restricted Stock Agreement
10.5	—	Amended and Restated Form of Forest City Enterprises, Inc. Performance Shares Agreement
10.6	—	Amended and Restated Form of Incentive and Nonqualified Stock Option Agreement
10.7	—	Amended and Restated Form of Forest City Enterprises, Inc. Restricted Shares Agreement for Nonemployee Directors
10.8	—	Amended and Restated Form of Forest City Enterprises, Inc. Nonqualified Stock Option Agreement for Nonemployee Directors
10.9	—	Forest City Enterprises, Inc. Senior Management Short-Term Incentive Plan (As Amended and Restated)
10.10	—	Forest City Enterprises, Inc. Senior Management Long-Term Incentive Plan (As Amended and Restated)